SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 15, 1997


                        Commission File Number 000-23386


                          CRYO-CELL INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its charter)


                  DELAWARE                          22-3023093
      ---------------------------------         -------------------
       (State or other jurisdiction              (I.R.S. Employer
      of incorporation or organization)         Identification No.)


           3165 MCMULLEN BOOTH ROAD, BUILDING 5, CLEARWATER, FL 33761
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               (Address of Principal Executive Offices) (Zip Code)


       Issuer's phone number, including area code: (813) 723-0333


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On October 31, 1997 the Company filed a multi-count lawsuit in United States District Court, Northern District of New York, Albany, New York, claiming that Stainless Design Corporation of Saugerties, New York, and one of its officers breached its contract among other things, with the Company in relation to the manufacture of cellular storage systems (as reported in a previous 8K).

On December 15, 1997, Stainless Design Corporation filed a counter claim to the CRYO-CELL lawsuit. CRYO-CELL believes this counter claim has no merit and the Company's attorneys will vigorously defend it.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CRYO-CELL INTERNATIONAL, INC.

Date: January 7, 1998                       By: /s/ DANIEL D. RICHARD
                                               ----------------------------
                                                    Daniel D. Richard
                                                    Chief Executive Officer